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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 22, 2003

Career Education Corporation
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of incorporation)	0-23245 (Commission File Number)	36-3932190 (IRS Employer Identification No.)
2895 Greenspoint Parkway, Suite 600, Hoffman Estates, IL (Address of Principal Executive Offices)		60195 (Zip Code)

Registrant's telephone number, including area code (847) 781-3600

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

  (c)
  Exhibits.

  99.1
  Press Release dated July 22, 2003.

Item 9.    Regulation FD Disclosure. (Information required by Item 12. Results of Operations and Financial Condition.)

        The following information required by Item 12, "Results of Operations and Financial Condition" is being provided pursuant to Item 9, "Regulation FD Disclosure" in accordance with SEC Release No. 33-8216.

        The information contained in this Form 8-K, including the exhibit, shall be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, and it shall be deemed incorporated by reference into the Registrant's Registration Statements on Form S-3 (File No. 333-103719) and Form S-8 (File Nos. 333-60335, 333-60339, 333-84403, 333-37848 and 333-96539).

        On July 22, 2003, Career Education Corporation (the "Registrant") issued a press release setting forth the Registrant's second-quarter 2003 earnings. A copy of the Registrant's press release is attached hereto as Exhibit 99.1 and hereby incorporated by reference.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAREER EDUCATION CORPORATION
By:	/s/ PATRICK K. PESCH Patrick K. Pesch Executive Vice President, Chief Financial Officer, Treasurer and Secretary

Dated: July 22, 2003

Exhibit Index

Exhibit Number	Description of Exhibits
99.1	Press Release of Registrant dated July 22, 2003.

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  Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
  Item 9. Regulation FD Disclosure. (Information required by Item 12. Results of Operations and Financial Condition.)
SIGNATURES
Exhibit Index